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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report Date of earliest event reported)             June 29, 1999
                                                          ------------------


                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

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               (Exact Name of Registrant as Specified in Charter)


        Bermuda                         0-24796                Not Applicable
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


        Clarendon House, Church Street, Hamilton                HM CX Bermuda
        ----------------------------------------                -------------
        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code      (441) 296-1431
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report



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Item 5.           Other Events.

Attached is a Press Release issued by Registrant on June 29, 1999.


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Exhibits

99.1 Press Release of Central European Media Enterprises Ltd., dated June 29, 1999.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Central European Media Enterprises Ltd.
                                      (Registrant)


Dated:  June 29, 1999                 By: /s/  Fred T. Klinkhammer
                                          ----------------------------------
                                          Fred T. Klinkhammer

                                      Title: President and Chief Executive
                                             Officer

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